EXHIBIT 99.11

                                                               EXECUTION VERSION


                     LIMITED RECOURSE MOUNTAINGATE GUARANTY


     This Limited Recourse Guaranty (this "Guaranty"), dated as of July 19, 2002, is made by MOUNTAINGATE LAND, L.P., a California limited partnership (the "GUARANTOR"), in favor of BNY MIDWEST TRUST COMPANY, an Illinois corporation, not individually but as collateral agent (the "COLLATERAL AGENT") for Bank of America, N.A., a national banking association (the "BANK") and the purchasers of the 9.35% Senior Secured Notes due July 1, 2004 (the "PURCHASERS," and together with the Bank, the "SECURED CREDITORS") of American Golf Corporation, a California corporation (the "COMPANY").


                                    RECITALS


     A. The Company is indebted to the Bank pursuant to a Credit Agreement dated as of July 30, 1996, as amended, restated or modified from time to time, and any agreements, instruments, certificates or other documents entered into in connection therewith (the "CREDIT AGREEMENT"). The Bank agreed to temporarily forbear from exercising its remedies under the Credit Agreement pursuant to a Forbearance Agreement dated as of March 8, 2002 (collectively with the Credit Agreement, the "CREDIT DOCUMENTS").

     B. The Company is indebted to the Purchasers pursuant to a Note Purchase Agreement dated as of July 30, 1996 (as amended, restated or modified from time to time, the "PURCHASE AGREEMENT") and any agreements, instruments, certificates or other documents entered into in connection therewith (collectively with the Purchase Agreement, the "PURCHASE DOCUMENTS"). The Bank and the Purchasers are hereinafter collectively referred to as the "Secured Creditors." The Credit Documents and the Purchase Documents are hereinafter collectively referred to as the "DEBT DOCUMENTS."

     C. Each of the Company and the Guarantor has requested that the Bank and the Purchasers further forbear in the exercise of their remedies by entering into a Restructuring Agreement and Limited Waiver dated as of July 1, 2002, and certain agreements, instruments, certificates and other documents in connection therewith (collectively, the "RESTRUCTURING AGREEMENT"). Terms defined in the Restructuring Agreement and not otherwise defined herein have the same respective meanings when used herein.

     D. The Bank and the Purchasers are willing to enter into the Restructuring Agreement subject to the terms and conditions thereof.

     E. The Company, the Secured Creditors and the Collateral Agent are entering into a Collateral Agency and Intercreditor Agreement dated as of even date herewith (the "AGC COLLATERAL AGENCY AGREEMENT"), which sets forth the rights and duties of the Collateral Agent with respect to certain collateral for the benefit of the Secured Creditors.


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     F. The  Guarantor  shall  execute  a second  deed of trust on the  premises commonly known as the Mountaingate Country Club (the "MOUNTAINGATE SECOND DEED OF TRUST") as security for this Guaranty.

     G. It is a condition precedent to the closing under the Restructuring Agreement that the Guarantor shall have executed and delivered this Guaranty.

     H. It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial benefits from the transactions contemplated by the Restructure Documents.

     Accordingly, the Guarantor hereby agrees as set forth below.

     Section 1. GUARANTY.

          (a) From and after the Guarantee Effective Date (as defined below), the Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Collateral Agent, for the ratable benefit of the Secured Creditors, the full, faithful and complete performance when due, whether at stated maturity, by acceleration or otherwise, of all agreements, covenants, duties and/or obligations (whether known, unknown, fixed, contingent or otherwise) of the Company now or hereafter existing under the Debt Documents and the Restructure Documents, including any respective extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise (the "GUARANTEED OBLIGATIONS"); PROVIDED, HOWEVER, THAT, NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THIS GUARANTY, THE SECURED CREDITORS AGREE THAT THEIR ONLY RECOURSE HEREUNDER WITH RESPECT TO THE GUARANTEED OBLIGATIONS SHALL BE TO THE PROPERTY (AS DEFINED IN THE MOUNTAINGATE SECOND DEED OF TRUST) PLEDGED BY THE GUARANTOR PURSUANT TO THE MOUNTAINGATE SECOND DEED OF TRUST AND THAT THE SECURED CREDITORS SHALL NOT SEEK ANY PERSONAL JUDGMENT AGAINST THE GUARANTOR UNDER THIS GUARANTY; FURTHER PROVIDED, HOWEVER, that nothing contained in the preceding proviso shall in any way release, affect or impair the existence of the Guaranteed Obligations or the enforceability of the Restructure Documents, including the enforceability of the Mountaingate Second Deed of Trust executed by the Guarantor. The "GUARANTEE EFFECTIVE DATE" shall mean the day immediately following the payment by the Company to the Bank and the Purchasers in the aggregate of an amount equal to $6,050,510 as contemplated by the Restructuring Agreement.

          (b) The Guarantor agrees to pay any and all costs, fees and expenses, including, without limitation, (i) the reasonable out-of-pocket costs and expenses of the Bank and any of its affiliates, (ii) the reasonable fees and disbursements of Pillsbury Winthrop LLP, the Bank's local real estate counsel and other counsel to the Bank (including allocated costs of internal counsel),
(iii) the reasonable fees and disbursements of Akin, Gump, Strauss, Hauer & Feld, L.L.P. and other counsel to the Purchasers, (iv) the reasonable fees and disbursements of the Collateral Agent and its counsel and (v) the title, search, recording, filing and similar


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


costs of the Secured Creditors and the Collateral Agent or any of their counsel, in each case incurred in connection with enforcing the rights or remedies under this Guaranty.

          (c) Without limiting the generality of the foregoing, this Guaranty guarantees, to the extent provided herein, the payment of all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Secured Creditors under their respective Debt Documents and Restructure Documents but for the fact that such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

          (d) The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty and/or any other guaranties of the Guaranteed Obligations up to the full amount of the Guaranteed Obligations, irrespective of whether any action is brought against the Company or any other such guarantor or whether the Company or any other such guarantor is joined in any such action or actions, and without proceeding against any other guarantor, against any security for the Guaranteed Obligations or under any other guaranty covering all or any portion of the Guaranteed Obligations.

     Section 2. GUARANTY ABSOLUTE. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Debt Documents, except to the extent modified by the Restructure Documents, regardless of any law, rule, regulation or order by any governmental authority ("GOVERNMENTAL RULE") now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent or any of the Secured Creditors with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute and unconditional, irrespective of the following:

          (a) any lack of validity or enforceability of, or any release or discharge of the Company from liability under any Debt Document;

          (b) any change in the time, manner or place of payment or other performance of, or in any other term of, any or all of the Guaranteed Obligations; or any other amendment or waiver of, or any consent to departure from any Debt Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company;

          (c) any taking, subordination, compromise, exchange, release, nonperfection or liquidation of any collateral, or any release, amendment or waiver of, or consent to departure from, any other guaranty, for any or all of the Guaranteed Obligations;

          (d) any exercise or nonexercise by the Collateral Agent or any Secured Creditor of any right or privilege under this Guaranty or any of the other Debt Documents;

          (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Guarantor, the Company or any other guarantor of the Guaranteed Obligations; or any action taken with respect to this Guaranty by any trustee, receiver or court in any such proceeding, whether or not the Guarantor has had notice or knowledge of any of the foregoing;


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


          (f) any assignment or other transfer, in whole or in part, of this Guaranty or any Debt Document;

          (g)  any   acceptance  of  partial   performance   of  the  Guaranteed
Obligations;

          (h) any consent to the transfer of, or any bid or purchase at sale of, any collateral for the Guaranteed Obligations;

          (i) any manner of application of collateral, or proceeds thereof, to any or all of the Guaranteed Obligations; or any manner of sale or other disposition of any collateral or any other assets of the Company;

          (j)  any  change,   restructuring  or  termination  of  the  corporate
structure or existence of the Company; or

          (k) any other circumstance (including any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent, any Secured Creditor or any other Person upon the insolvency, bankruptcy or reorganization of the Company, the Guarantor or otherwise, all as though such payment had not been made.

     Section 3. WAIVERS.

          (a) The Guarantor irrevocably waives, relinquishes and releases any right, defense, protection, claim of exoneration or other claim, and any right to assert any right, defense, protection, claim of exoneration or other claim, in any action brought on, arising out of or relating to this Guaranty or otherwise. Such waivers include, but are not limited to, the following, to the extent permitted by applicable law:

          (i) promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations or this Guaranty;

          (ii) any requirement that the Collateral Agent, any Secured Creditor or any other Person protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Company, any other Person or any collateral;

          (iii) any duty on the part of the Collateral Agent or any Secured Creditor to disclose to the Guarantor any matter, fact or thing relating to the business, operation or condition of the Company or its assets now known or hereafter known by the Collateral Agent or such Secured Creditor;

          (iv) any rights and defenses of the Guarantor under Section 580a of the California Code of Civil Procedure, including the right to a judicial determination of the fair-market value of any security for the Guaranteed Obligations, and any other

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


     rights and defenses that the Guarantor may have by reason of protection afforded to the Company pursuant to the antideficiency or other laws of California limiting or discharging the Company's obligations with respect to the Guaranteed Obligations, including Sections 580a, 580b, 580d and 726 of the California Code of Civil Procedure; provided, however, that the foregoing waivers apply to the Company's obligations and do not apply to the Mountaingate Second Deed of Trust;

          (v) based upon California Civil Code Section 2809, and/or any claim thereunder or otherwise, that any obligation of Guarantor under this Guaranty is larger in amount or in other respects more burdensome than that of the Company, or that any such obligation of Guarantor is reducible in proportion to any of the Guaranteed Obligations;

          (vi) based upon California Civil Code Section 2810, and/or any claim thereunder or otherwise, that for any reason there is no liability upon the part of the Company under any of the Debt Documents at the time of the execution of any of the Debt Documents, or that, subject to the provisions of Section 4 hereof, the liability of the Company under any of the Debt Documents thereafter ceases for any reason other than the full, effective and irrevocable payment, performance and/or satisfaction of such liability and the expiration of all time periods within which any court of competent jurisdiction, including any foreign court of competent jurisdiction, could order any payment relating to the Guaranteed Obligations to be disgorged, repaid, recovered or paid into court or that, subject to the provisions of
     Section 4 hereof, the Collateral Agent or any Secured Creditor, or any other Person, has recovered any amount which formed all or part of the consideration for any of the Debt Documents except only to the extent that any of the Guaranteed Obligations are fully, effectively, irrevocably and finally paid, performed and satisfied, and all time periods have expired within which any court of competent jurisdiction, including any foreign court of competent jurisdiction, could order any payment relating to the Guaranteed Obligations to be disgorged, repaid, recovered or paid into court (and then subject to Section 4 hereof);

          (vii) based upon California Civil Code Section 2815, and/or any claim thereunder or otherwise, that the Guaranty may be revoked in respect to future transactions, whether or not there is continuing consideration as to such transactions and whether or not Guarantor renounces any such consideration;

          (viii) based upon California Civil Code Section 2819, and/or any claim thereunder or otherwise, that any original Guaranteed Obligation of the Company has been altered in any respect without Guarantor's consent (whether or not by any act of the Collateral Agent, any Secured Creditor or any other Person), or that the remedies or rights of the Collateral Agent, any Secured Creditor or any other Person against the Company in respect thereto, have been in any way impaired or suspended;

          (ix) based upon California Civil Code Section 2822, and/or any claim thereunder or otherwise, that acceptance by any of the Collateral Agent or the Secured Creditors of anything in partial satisfaction of the Guaranteed Obligations reduces the


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


     obligations of Guarantor hereunder, or otherwise affects the continuing liability of Guarantor;

          (x) based upon California Civil Code Section 2839, and/or any claim thereunder or otherwise, that, subject to Section 4 hereof, performance of any or all of the Guaranteed Obligations, or any offer of such performance, exonerates Guarantor except only to the extent that any of the Guaranteed Obligations are fully, effectively, irrevocably and finally paid, performed and satisfied, and all time periods have expired within which any court of competent jurisdiction, including any foreign court of competent jurisdiction, could order any payment relating to the Guaranteed Obligations to be disgorged, repaid, recovered or paid into court (and then subject to Section 4 hereof);

          (xi) based upon California Civil Code Section 2845, and/or any claim thereunder or otherwise, that Guarantor may require the Collateral Agent, any Secured Creditor, or any other Person, to proceed against the Company, or to pursue any other remedy in the Collateral Agent, such Secured Creditor's, or such other Person's, power which Guarantor cannot pursue and/or which would lighten Guarantor's burden, or that the Collateral
     Agent, any Secured Creditor, or any other Person, has neglected so to proceed against the Company, or to pursue any such other remedy;

          (xii) based upon California Civil Code Section 2846, and/or any claim thereunder or otherwise, that Guarantor may compel the Company to perform any Guaranteed Obligation when due, whether as a condition precedent to any liability of Guarantor or otherwise;

          (xiii) based upon California Civil Code Section 2847, and/or any claim thereunder or otherwise, that if Guarantor satisfies any of the Guaranteed Obligations (or any part thereof), whether with or without legal proceedings, the Company is bound to reimburse what Guarantor has disbursed, whether or not including any necessary costs and expenses;

          (xiv) based upon California Civil Code Section 2848, and/or any claim thereunder or otherwise, that Guarantor, upon satisfying or discharging all or any part of any of the Guaranteed Obligations, is entitled to enforce any remedy which the Collateral Agent, any Secured Creditor, or any other Person, then has against the Company, whether to the extent of reimbursing what the Company has expended or otherwise, or to require any or all of any co-sureties of Guarantor to contribute thereto;

          (xv) based upon California Civil Code Section 2849, and/or any claim thereunder or otherwise, that Guarantor is entitled to the benefit of any security for the performance of any of the Guaranteed Obligations, whether any such security is held by the Collateral Agent, any Secured Creditor, or by any co-surety of Guarantor, or otherwise, and whether any such security was held at the time of Guarantor's entering into this Guaranty or acquired afterwards, and whether Guarantor was aware of any such security or not;

          (xvi) based upon California Civil Code Section 2850, and/or any claim thereunder or otherwise, that as to any property of Guarantor that has been hypothecated with property of the Company, Guarantor is entitled to have the property of the Company first applied to the discharge of any or all of the Guaranteed Obligations;

          (xvii) based upon California Civil Code Section 2899, and/or any claim thereunder or otherwise, that the Collateral Agent, any Secured Creditor, or any other Person, must resort to property upon which such Collateral Agent, Secured Creditor, or such other Person, has a lien in any particular order, or must otherwise marshal any such liens;

          (xviii) based upon California Civil Code Section 3433, and/or any claim thereunder or otherwise, that Guarantor may require the Collateral Agent, any Secured Creditor, or any other Person, to seek satisfaction from funds to which Guarantor has no claim or must otherwise marshal assets;

          (xix) otherwise based upon any of the sections of the California Civil Code referred to in this Section 3; and

          (xx) based upon any other action or circumstance which might otherwise constitute a legal or equitable discharge, defense or exoneration of a guarantor or surety.

          (b) Without limiting the generality of any other provision of this Guaranty, the Guarantor waives all rights and defenses that it may have with respect to the Guaranteed Obligations. This means, among other things, that:

          (i) the Collateral Agent and the Secured Creditors may collect from the Guarantor without first foreclosing on any real- or personal-property collateral pledged by the Company; and

          (ii) if the Collateral Agent or any Secured Creditor forecloses on any real-property collateral pledged by the Company:

                    (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and

                    (B) the Collateral Agent and the Secured Creditors may collect from the Guarantor even if the Collateral Agent or any Secured Creditor, by foreclosing on the real-property collateral, has destroyed any right that the Guarantor may have to collect from the Company.

This is an unconditional and irrevocable waiver of any rights and defenses that the Guarantor may have because the Company's debt is secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.

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

          (c) Without limiting the generality of the foregoing, the Guarantor hereby expressly waives (i) pursuant to California Civil Code Section 2856(a)(2), all rights and defenses arising out of any election of remedies by the Collateral Agent or any Secured Creditor, even if any such election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the Guarantor's rights or impaired any right or claim of subrogation and/or reimbursement that might otherwise have been available to Guarantor by the operation of Section 5000(d) of the California Code of Civil Procedure or otherwise, (ii) notice of the acceptance of this Guaranty by any Person, (iii) notice of the Guaranteed Obligations now existing or which may hereafter exist or be created, (iv) notice of any adverse change in the financial condition of the Company or any other fact that might increase Guarantor's risk hereunder, (v) notice of demand for payment or performance, or notice of default or nonpayment or nonperformance, under the Debt Documents (or any of them) or otherwise in respect of any of the Guaranteed Obligations and (vi) all other notices to which Guarantor might otherwise be entitled in connection with this Guaranty, the Debt Documents (or any of them) or otherwise in respect of any Guaranteed Obligation.

     Section 4. SUBORDINATION. The parties hereto acknowledge that the rights and obligations of the Guarantor are subordinated to any rights and obligations of the Secured Creditors as set forth in the Credit Enhancement Agreement. Notwithstanding the foregoing, if any amount is paid to the Guarantor in connection with any right of subrogation and the Guaranteed Obligations have not been paid in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for the benefit of, the Secured Creditors and shall be forthwith paid to the Collateral Agent for the benefit of the Secured Creditors to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Restructure Documents. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Restructure Documents and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.

     Section 5. EFFECT OF OTHER GUARANTEES; ETC. Neither the existence of the Guaranty of David G. Price, the Guaranty of Jim Colbert Golf or the Guaranty of GEI, the release of David G. Price, Jim Colbert Golf or GEI, any settlement with David G. Price, Jim Colbert Golf or GEI, nor the revocation or impairment of the Guaranty of David G. Price, the Guaranty of Jim Colbert Golf or the Guaranty of GEI, shall directly or indirectly in any manner operate to prejudice any of the rights, privileges, preferences and remedies of the Collateral Agent and any Secured Creditor against Guarantor hereunder. Any of the Collateral Agent and any Secured Creditor may proceed directly against Guarantor hereunder without proceeding against any such other guarantor irrespective of, and without regard to, any actions, suits or proceedings that are or may be initiated, undertaken or maintained by any of the Collateral Agent or any Secured Creditor against any such other guarantor.

     Section 6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants to the Secured Creditors and the Collateral Agent as set forth below:

          (a) The Guarantor (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of California, (ii) is duly qualified or licensed as a foreign limited partnership and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed (except for jurisdictions in which


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


the failure to be so qualified or licensed or to be in good standing could not reasonably be expected to cause a Material Adverse Effect (hereinafter defined)) and (iii) has all requisite power and authority to own or lease its properties and to carry on its business as now conducted and as proposed to be conducted. For Purposes of this Guaranty, "Material Adverse Effect" means a material adverse effect on (i) the business, property, condition (financial or otherwise), results of operations, or prospects of the Guarantor and any of its subsidiaries, if any, taken as a whole, (ii) the ability of the Guarantor to perform its material obligations under the Restructure Documents to which it is a party or this Guaranty, or (iii) the validity or enforceability of any of the Restructure Documents to which it is a party or this Guaranty or the material rights or remedies of the Secured Creditors thereunder or hereunder.

          (b) The execution, delivery and performance by the Guarantor of this Guaranty and each other Restructure Document to which the Guarantor is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within the Guarantor's powers, have been duly authorized by all necessary action and do not (i) contravene the Guarantor's certificate of limited partnership, limited partnership agreement or other organizational documents, (ii) violate any applicable Governmental Rule, (iii) conflict with or result in the breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, any loan agreement, indenture, mortgage, deed of trust or lease, or any other contract or instrument, binding on or affecting the Guarantor or any of its subsidiaries or any of their respective properties or give rise to termination, cancellation, amendment or acceleration under such agreements, or (iv) result in or require the creation or imposition of any lien upon or with respect to any of the properties of the Guarantor or any of its subsidiaries, other than in favor of the Collateral Agent for the benefit of the Secured Creditors. Neither the Guarantor nor any of its subsidiaries is in violation of any Governmental Rule or in breach of any such loan agreement, indenture, mortgage, deed of trust, lease, contract or instrument, the violation or breach of which could reasonably be expected to cause a Material Adverse Effect.

          (c) No action by any governmental authority, and no authorization, approval or other action by, or notice to, any other third party, is required for the due execution, delivery or performance by the Guarantor of this Guaranty or any other Restructure Document to which the Guarantor is or is to be a party, or for the consummation of the transactions contemplated hereby or thereby, except for such action by a governmental authority, authorizations, approvals, other action and notices that have been duly taken, obtained or given and are in full force and effect and copies of which have been delivered to the Collateral Agent.

          (d) This Guaranty has been, and each other Restructure Document to which the Guarantor is or is to be a party when delivered will be, duly executed and delivered by the Guarantor. This Guaranty is, and each other Restructure Document to which the Guarantor is or is to be a party when delivered will be, legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally or by equitable principles relating to enforceability.

          (e) The Guarantor is, both individually and together with its subsidiaries, financially solvent. There are no bankruptcy, insolvency, receivership or sequestration proceedings pending against the Guarantor or any of its subsidiaries.

          (f) The Guarantor represents and warrants that the execution, delivery and performance of this Guaranty shall not: (i) render it insolvent as that term is defined below; (ii) leave it with remaining assets which constitute unreasonably small capital given the nature of its business; or (iii) result in the incurrence of Debts (as defined below) beyond its ability to pay them when and as they mature and become due and payable. For purposes of this paragraph, "insolvent" means that the present fair salable value of assets is less than the amount that shall be required to pay the probable liability on existing Debts as they become absolute and matured, or with respect to any entity, the sum of such entity's debts is greater than all of such entity's property, at a fair valuation. For the purposes of this paragraph, "Debts" includes any legal liability for indebtedness, whether matured or unmatured, liquidated or unliquidated, absolute, fixed or contingent. The Guarantor hereby acknowledges and warrants that it has derived or expects to derive a substantial financial or other benefit or advantage from this Guaranty.

     Section 7. LIMITED RECOURSE. No recourse shall be sought under this Guaranty except as permitted under Section 14(b) and 14(d) of the AGC Collateral Agency Agreement.

     Section 8. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty or consent to any departure by the Guarantor therefrom shall in any event be effective unless the same is in writing and is consented to in one or more writings signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed or consented to by all of the Secured Creditors,
(a) release the Guarantor from its obligations under this Guaranty, (b) postpone any date fixed for payment hereunder, or (c) amend this Section 8. Delivery by telecopier of an executed counterpart of any amendment or waiver, or consent to departure from, any provision of this Guaranty shall be effective as delivery of an originally executed counterpart thereof.

     Section 9. NOTICES, ETC. All notices, demands and other communications provided for hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered to the Guarantor or the Collateral Agent, as the case may be, at the address therefor (or, in the case of the Guarantor, for the Company) set forth in the AGC Collateral Agency Agreement or at such other address as may be designated by any such party in a written notice to the other parties complying with the terms of this section. All such notices, demands and other communications shall be effective as provided in the Restructuring Agreement. In the case of notices sent by mail to the Collateral Agent, such notices shall be deemed delivered upon receipt by the recipient.

     Section 10. NO WAIVER; REMEDIES. No failure on the part of the Collateral Agent or any Secured Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any right shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. Guarantor hereby covenants and agrees that the failure by the Collateral Agent or any Secured Creditor, or any other Person, to file or enforce a claim against Guarantor, or Company, or any other guarantor, shall not affect Guarantor's liability hereunder nor shall Guarantor be released from liability hereunder if recovery from Company, any other guarantor, payor, endorser or surety in respect of any of the Guaranteed Obligations or any other Person becomes barred by any statute of limitations.

     Section 11. CONTINUING GUARANTY. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and until all time periods have expired within which any court of competent jurisdiction could order payments with respect to such obligations to be disgorged, repaid, recovered or paid to court, (b) be binding upon the Guarantor and its successors and assigns, (c) inure to the benefit of, and be enforceable by, the Collateral Agent and the Secured Creditors and their respective successors, transferees and assigns and (d) be irrevocable, unconditional and primary obligations of the Guarantor irrespective of the validity or enforceability of the Guaranteed Obligations. Without limiting the generality of the foregoing clause (c), any Secured Creditor may assign or otherwise transfer any or all of its rights and obligations under the Debt Documents and the Restructure Documents to any other Person, and such other Person shall thereupon become vested with all of the rights in respect thereof granted to such Secured Creditor herein or otherwise, subject, however, to the provisions of the AGC Collateral Agency Agreement and the Restructuring Agreement.

     Section 12. NO ASSIGNMENT OR DELEGATION BY GUARANTOR. Guarantor may not assign any of its rights, or delegate any of its duties or obligations, hereunder without the prior written consent of the Secured Parties and any such assignment or delegation without the prior written consent of the Secured Parties shall be void ab initio and of no legal force or effect whatsoever.

     Section 13. TERMINATION. Upon the earlier to occur of (a) the provision of the Alternate Mountaingate Collateral (as defined in the AGC Collateral Agency Agreement) in the form of a Letter of Credit (as defined in the AGC Collateral Agency Agreement) pursuant to Section 14(a) of the AGC Collateral Agency Agreement or (b) the full, effective, irrevocable, final and indefeasible payment, performance and satisfaction of each and all of the Guaranteed Obligations and the full, effective and irrevocable performance by Guarantor of each and all of its covenants, agreements, duties and obligations under this Guaranty, and the expiration of all time periods within which any court of competent jurisdiction, including any foreign court of competent jurisdiction, could order any payment relating to the Guaranteed Obligations to be disgorged, repaid, recovered or paid into court, this Guaranty shall terminate.

     Section 14. EFFECT OF WAIVERS. Guarantor hereby recognizes, acknowledges and agrees, as to each provision of this Guaranty that sets forth any waiver, relinquishment and/or release by Guarantor of any claim, defense or other right of Guarantor, or that sets forth any other waiver, relinquishment and/or release by Guarantor: that, as a result of such provision, at the date of this Guaranty or thereafter, Guarantor may have waived, relinquished or released one or more claims, defenses or other rights of partial or complete exoneration of Guarantor's liability under this Guaranty which could arise as a result of events that might materially prejudice Guarantor and/or rights of reimbursement or other recovery Guarantor might otherwise enjoy; that, but for such waiver, relinquishment and/or release, Guarantor might have a partial or complete defense to liability under this Guaranty; and that, as a result of such waiver, relinquishment and/or release, Guarantor might incur liability under this Guaranty that Guarantor might not otherwise have incurred, and might lose rights against other Persons and/or property that Guarantor might otherwise have enjoyed. Guarantor hereby further recognizes, acknowledges and agrees: that Guarantor has been advised by legal counsel as to the significance and legal effect of each provision of this Guaranty (including specifically, but without limitation, each waiver, relinquishment and release on the part of Guarantor provided for herein and of the rights Guarantor would have had but for such waivers, relinquishments and releases), and that Guarantor has fully analyzed, with full advice and assistance of such counsel, every provision of this Guaranty (including specifically, but without limitation, every waiver, release and relinquishment on the part of Guarantor provided for herein) for the purpose of assessing the impact thereof upon Guarantor and upon Guarantor's obligations and liabilities under this Guaranty; that Guarantor has made whatever investigations and inquiries it and/or its counsel have deemed necessary or advisable in connection with the subject matter of this, and that, following such investigations and inquiries, Guarantor is willing to enter into this Guaranty (and make the guarantees provided herein) and incur all the liabilities and risks attendant to Guarantor's obligations under this Guaranty. Guarantor recognizes, acknowledges and agrees that the Collateral Agent and the Secured Parties are relying upon the making by Guarantor of each of its covenants, agreements, representations and warranties hereunder (including specifically, but without limitation, each of the waivers, relinquishments and releases on the part of Guarantor provided for herein) in connection with the execution and delivery of the Restructuring Agreement by the Secured Parties, and is relying upon the full enforceability of each of the provisions of this Guaranty (including specifically, but without limitation, each such waiver, relinquishment and release) and that if Guarantor were not making such waivers, relinquishments and releases, the Secured Parties would not be willing to enter into the Restructuring Agreement.

     Section 15. ENTIRE AGREEMENT. This Guaranty (together with the Mountaingate Second Deed of Trust, the Restructuring Agreement and the AGC Collateral Agency Agreement) embodies the entire understanding of the Secured Parties and Guarantor with respect to Guarantor's obligation to guarantee the full payment, performance and satisfaction of the Guaranteed Obligations and there are no further or other agreements or understandings, written or oral, in effect between said parties relating to the guarantee by Guarantor of the Guaranteed Obligations unless otherwise referred to herein.

     Section 16. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     Section 17. SUBMISSION TO JURISDICTION. Each party hereto hereby irrevocably and unconditionally (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty or any other Restructure Document to which it is a party, and for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of California, the courts of the United States of America for the Central District of California; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor, the applicable Secured Creditor or the Collateral Agent, as the case may be, at the address specified herein or at such other address as to which the Guarantor, such Secured Creditor and the Collateral Agent are notified pursuant hereto; (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or limit the right to sue in any other jurisdiction; and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover punitive damages in any legal action or proceeding referred to in this section.

     Section 18. HEADINGS Section headings in this Guaranty are for convenience of reference only and shall not be considered in the interpretation of any of the provisions hereof.

     Section 19. SURVIVAL OF REPRESENTATION AND WARRANTIES. All representations and warranties made herein or in any other Debt Document or Restructure Document (including any amendment or other modification hereto or thereto) or in any certificate delivered pursuant hereto or pursuant to any other Debt Document or Restructure Document shall survive the execution and delivery of this Guaranty.

     Section 20. SEVERABILITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and no such prohibition or unenforceability in any jurisdiction shall invalidate or render unenforceable such provision in any other jurisdiction.

     Section 21. EXECUTION IN COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Guaranty shall be effective as delivery of an originally executed counterpart of this Guaranty.

     Section 22. WAIVER OF JURY TRIAL. EACH OF THE GUARANTOR, THE COLLATERAL AGENT AND THE SECURED CREDITORS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATING TO THIS GUARANTY OR ANY OTHER DEBT DOCUMENT OR RESTRUCTURE DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

     Section 23. RELEASE OF CLAIMS.

          (a) The Guarantor represents and agrees that it has diligently and thoroughly investigated the existence of any Claim (as defined below), and, to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim. As additional consideration for the Collateral Agent entering into this Guaranty, the Guarantor by its execution of this Guaranty, and on behalf of itself and each of its respective agents, employees, directors, officers, attorneys, business advisors, affiliates, subsidiaries, successors and assigns (each a "RELEASING PARTY"), each hereby release and forever discharge each Secured Creditor and each of such Secured Creditor's agents, direct and indirect shareholders, employees, directors, officers, attorneys, business advisors, branches, affiliates, subsidiaries, successors and assigns (each a "RELEASED PARTY") from all damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever (collectively "CLAIMS") that the Releasing Parties or any of them may, as of the date hereof, have or claim to have against any or all of the Released Parties, in each case whether currently known or unknown or with respect to which the facts are known (or should have been known), that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon any this Guaranty or the negotiation or documentation hereof or any amendments or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including all such losses or damages of any kind heretofore sustained or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to this Guaranty.

          (b) Each Releasing Party further covenants and agrees that it has not heretofore assigned, and shall not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section 23, and each Releasing Party shall indemnify and hold harmless the Released Parties against any loss or liability on account of any actions brought by such Releasing Party or its assigns or prosecuted on behalf of such Releasing Party and relating to any Claim released or purported to be released under this Section 23. It is further understood and agreed that any and all rights under the provisions of
Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 of the California Civil Code provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Limited Recourse Mountaingate Guaranty to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                   MOUNTAINGATE LAND, L.P.
                                   a California limited partnership

                                   By:      Mountaingate Land, Inc.,
                                            a California corporation
                                   Title:   General Partner


                                   By: /s/ David G. Price
                                      ------------------------
                                      Name: David G. Price
                                      Title: President




                                   BNY MIDWEST TRUST COMPANY,
                                   as Collateral Agent for the Secured Creditors


                                   By: /s/ Maricela Marquez
                                      ---------------------------
                                      Name: Maricela Marquez
                                      Title: Assistant Treasurer